UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 324-7500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 17, 2010, the Audit Committee of the Board of Directors (the “Board”) of Patriot National Bancorp, Inc. (“Patriot”) engaged KPMG LLP (“KPMG”) as its new principal independent accountant and replaced McGladrey & Pullen, LLP (“McGladrey”), its former principal independent accountant,.

McGladrey’s report on Patriot’s financial statements for the fiscal year ended December 31, 2008, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. McGladrey’s report, dated March 15, 2010, relating to the audit of Patriot’s financial statements for the fiscal year ended December 31, 2009 included an emphasis paragraph relating to an uncertainty as to Patriot’s ability to continue as a going concern.

During Patriot’s two most recently completed fiscal years and the subsequent interim period preceding the replacement of McGladrey, there were: (i) no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreement(s) in connection with its report; and (ii) no reportable events as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Patriot provided McGladrey with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the “SEC”) and requested that McGladrey furnish it with a letter addressed to the SEC stating whether it agrees with the statements made herein. A copy of such letter dated November 19, 2010 is attached to this Current Report as Exhibit 16.1 and incorporated herein by reference.

During Patriot’s two most recently completed fiscal years and the subsequent interim period prior to engaging KPMG, neither Patriot nor anyone on its behalf consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Patriot’s financial statements, and neither a written report nor oral advice was provided to Patriot by KPMG that was an important factor considered by Patriot in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen, LLP, Certified Public Accountants, dated November 19, 2010 regarding the change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: November 19, 2010

By:   /s/ Robert F. O’Connell
Robert F. O’Connell
Senior Executive Vice President and Chief Financial Officer